Important Notice Regarding Change in Investment Policy

Shenkman Capital Floating Rate High Income Fund
Class F (SFHFX)
Institutional Class (SFHIX)

(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated November 22, 2024 to the
Summary Prospectus dated January 28, 2024

Effective, January 28, 2025, the Fund’s principal investment strategy will be revised to reflect a change in the Fund’s 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940.

Accordingly, effective on January 28, 2025, the following disclosures are hereby revised:

The first paragraph under the section titled “Principal Investment Strategies of the Floating Rate Fund” on page 2 of the Fund’s Prospectus will be deleted and restated in its entirety as follows:

Under normal market conditions, the Floating Rate Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing senior secured and unsecured floating rate bank loans and other floating rate instruments. The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income. The Fund also seeks to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.

Please retain this Supplement with your Summary Prospectus for future reference.